Underwriting Agreement
September 23, 2005
Citigroup Global Markets Inc.
J.P. Morgan Securities Inc.
     As Representative of the
     several Underwriters listed
     in Schedule 1 hereto
c/o Citigroup Global Markets Inc.
      388 Greenwich Street
      New York, New York 10013
Ladies and Gentlemen:
     Teck Cominco Limited, a Canadian corporation (the “Company”), proposes to issue and sell to the several Underwriters listed in Schedule 1 hereto (the “Underwriters”), for whom you are acting as the representatives (each, a “Representative”), US$300,000,000 principal amount of its 5.375% Notes due 2015 (the “Tranche A Notes”) and US$700,000,000 principal amount of its 6.125% Notes due 2035 (the “Tranche B Notes”), each of the Tranche A Notes and the Tranche B Notes having the terms set forth in Schedule 2 hereto. The Tranche A Notes and the Tranche B Notes are collectively referred to herein as the “Securities”. The Securities will be issued pursuant to an Indenture dated as of September 12, 2002 (the “Indenture”) between the Company and The Bank of New York, as trustee (the “Trustee”).
     The Company agrees to issue and sell the Securities to the several Underwriters as provided in this Agreement, and each Underwriter, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, agrees, severally and not jointly, (i) to purchase from the Company the respective aggregate principal amount of Tranche A Notes set forth opposite such Underwriter’s name in Schedule 1 hereto at a price equal to 99.005% of the principal amount thereof and (ii) to purchase from the Company the respective aggregate principal amount of Tranche B Notes set forth opposite such Underwriter’s name on Schedule 1 hereto at a price equal to 97.920% of the principal amount thereof, in each case (i) and (ii), plus accrued interest, if any, from September 28, 2005 to the Closing Date (as defined below). The Company will not be obligated to deliver any of the Securities except upon payment for all the Securities to be purchased as provided herein.
     The Company understands that the Underwriters intend to make a public offering of the Securities as soon after the effectiveness of this Agreement as in the judgment of the Representative is advisable, and initially to offer the Securities on the terms set forth in the Prospectuses. The Company acknowledges and agrees that the Underwriters may offer and sell Securities to or through any affiliate of an Underwriter and that any such affiliate may offer and sell Securities purchased by it to or through any Underwriter.

     Payment for and delivery of the Securities shall be made at the offices of Lang Michener at 9:00 A.M., New York City time, on September 28, 2005, or at such other time or place on the same or such other date, not later than the fifth Business Day thereafter, as the Representative and the Company may agree upon in writing.
     Payment for the Securities shall be made by wire transfer in immediately available funds to the account specified by the Company to the Representative against delivery to the nominee of The Depository Trust Company, for the account of the Underwriters, of one or more global notes representing the Securities (collectively, the “Global Note”), with any transfer taxes payable in connection with the sale of the Securities duly paid by the Company. The Global Note will be made available for inspection by the Representative not later than 1:00 P.M., New York City time, on the Business Day prior to the Closing Date.
     All provisions contained in the document entitled Teck Cominco Limited Debt Securities Underwriting Agreement Standard Provisions are incorporated by reference herein in their entirety and shall be deemed to be a part of this Underwriting Agreement to the same extent as if such provisions had been set forth in full herein, except that if any term defined in such Underwriting Agreement Standard Provisions is otherwise defined herein, the definition set forth herein shall control.
     This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
     This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.

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     If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

Very truly yours, TECK COMINCO LIMITED
By:	/s/ Donald R. Lindsay
	Name:	Donald R. Lindsay
	Title:	President and Chief Executive Officer

By:	/s/ John G. Taylor
	Name:	John G. Taylor
	Title:	Senior Vice President, Finance and Chief Financial Officer

Accepted: September 23, 2005
CITIGROUP GLOBAL MARKETS INC.
   For itself and on behalf of the
   several Underwriters listed
   in Schedule 1 hereto.

By:	/s/ Brian Bednarski
Authorized Signatory

Schedule 1

	Principal Amount of		Principal Amount of
	Tranche A Notes to		Tranche B Notes to
Underwriter	be Purchased		be Purchased
J.P. Morgan Securities Inc.	US$	108,000,000	US$	252,000,000
Citigroup Global Markets Inc.		63,000,000		147,000,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated		37,500,000		87,500,000
RBC Capital Markets Corporation		37,500,000		87,500,000
BMO Nesbitt Burns Corp.		12,000,000		28,000,000
TD Securities (USA) Inc.		12,000,000		28,000,000
CIBC World Markets Corp.		9,000,000		21,000,000
Scotia Capital (USA) Inc.		9,000,000		21,000,000
BNP Paribas Securities Corp.		6,000,000		14,000,000
HSBC Securities (USA) Inc.		6,000,000		14,000,000

Total	US$	300,000,000	US$	700,000,000

Schedule 2
Representative and Address for Notices:
Citigroup Global Markets
388 Greenwich Street
New York, New York 10013
Certain Terms of the Securities:
      Title of Tranche A Notes: 5.375% Notes due 2015
      Aggregate Principal Amount of Tranche A Notes: US$300,000,000
      Maturity Date of Tranche A Notes: October 1, 2015
      Interest Rate of Tranche A Notes: 5.375%
      Title of Tranche B Notes:6.125% Notes due 2035
      Aggregate Principal Amount of Tranche B Notes: US$700,000,000
      Maturity Date of Tranche B Notes: October 1, 2035
      Interest Rate of Tranche B Notes: 6.125%

Interest Payment Dates of the Securities:	April 1 and October 1, commencing April 1, 2006

Record Dates of the Securities:	March 15 and September 15

Redemption Provisions of the Securities:
The Securities are redeemable in whole or in part at any time, at a redemption price equal to the greater of (1) 100% of the principal amount of the Securities, and (2) the sum of the present values of the Remaining Scheduled Payments (as defined in the Indenture) discounted to the redemption date, calculated on a semi-annual basis (assuming a 360 day year of twelve 30-day months), at the Adjusted Treasury Yield (as defined in the Indenture) plus 20 basis points, in the case of Tranche A Notes, and 30 basis points, in the case of Tranche B Notes, together in each case with accrued interest to the date of redemption; provided however, that installments of interest on Securities which are due and payable on any date on or prior to a redemption date will be payable to the registered holders of such Securities registered as such as of the close of business on the relevant record date.

Current Ratings for Tranche A Notes and Tranche B Notes:	Moody’s Investors Service, Inc.: Baa2 (positive) Standard & Poor’s Corporation: BBB (stable) Dominion Bond Rating Service Limited: BBB high (stable)

TECK COMINCO LIMITED
Debt Securities
Underwriting Agreement Standard Provisions
          From time to time, Teck Cominco Limited, a Canadian corporation (the “Company”), may enter into one or more underwriting agreements in the form of Annex A hereto that incorporate by reference these Standard Provisions (collectively with these Standard Provisions, an “Underwriting Agreement”) that provide for the sale of the securities designated in such Underwriting Agreement (the “Securities”) to the several Underwriters named therein (the “Underwriters”), for whom the Underwriter(s) named therein shall act as the representative (the “Representative”). The Underwriting Agreement, including these Standard Provisions, is sometimes referred to herein as this “Agreement”. The Securities will be issued in one or more series pursuant to an Indenture dated as of September 12, 2002 (the “Indenture”) between the Company and The Bank of New York, as trustee (the “Trustee”).
          1. Registration Statement. The Company has prepared and filed with the British Columbia Securities Commission (the “Reviewing Authority”) in accordance with National Instruments 44-101 and 44-102, a preliminary short form base shelf prospectus dated June 16, 2005 relating to Debt Securities (the “Canadian Preliminary Prospectus”). The Company has also prepared and filed with the United States Securities and Exchange Commission (the “Commission”) in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively called the “Securities Act”), a registration statement on Form F-10 (Registration No. 333-125849) which includes the Canadian Preliminary Prospectus (with such deletions therefrom and additions thereto as are permitted or required by Form F-10 and the applicable rules and regulations of the Commission (the “U.S. Preliminary Prospectus”)).
          The Company has also prepared and filed (A) with the Reviewing Authority, in accordance with National Instrument 44-101 Short Form Prospectus Distributions and National Instrument 44-102 Shelf Distributions (the “Shelf Procedures”), a final short form base shelf prospectus relating to Debt Securities, (the “Canadian Final Prospectus”) and has obtained from the Reviewing Authority a receipt for the Canadian Final Prospectus, (B) with the Commission an amendment to the registration statement on Form F-10 (Registration No. 333-125849), including the Canadian Final Prospectus with such deletions therefrom and additions thereto as are permitted or required by Form F-10 and the applicable rules and regulations of the Commission) (the “U.S. Final Prospectus”).
          The Company will prepare and file with the Reviewing Authority, in accordance with the Shelf Procedures within the earlier of: (A) the date the Canadian Final Prospectus is first sent or delivered to a purchaser; and (B) two Business Days after the execution and delivery of this Agreement, a final prospectus supplement to the Canadian Final Prospectus setting forth the terms of the relevant Securities and any other information deemed necessary or desirable by the Company and the Underwriters dated as of the relevant Underwriting Agreement (the “Canadian Final Supplement”). Within one business day of filing the Canadian Final Supplement, the Company will file with the Commission in accordance with General Instruction II.L. of Form F-10, the Canadian Final Supplement (with such deletions therefrom and additions thereto as are permitted or required by Form F-10 and the applicable rules and regulations of the Commission) (the “U.S. Final Supplement”).
          The registration statement on Form F-10, including the exhibits thereto and the documents incorporated by reference therein, as amended at the time it became effective, is herein called the “Registration Statement”. The U.S. Final Prospectus included in the Registration Statement at the time it became effective, together with any prospectus supplements provided to the Underwriters by the Company and, satisfactory to the Underwriters for use in connection with the offering of a series of Securities which is not required to be filed by the Company pursuant to General Instruction II.L. of Form F-10, and all documents incorporated by reference therein, is herein referred to as the “U.S. Prospectus”, except that when the U.S. Final Supplement is filed with respect to a series of Securities, the term “U.S. Prospectus” shall mean the U.S. Final Supplement related to such series of Securities, including the documents incorporated by reference therein as of the date of such U.S. Final Supplement. Any reference to any amendment or supplement to the Registration Statement or the U.S. Prospectus shall be deemed to refer and include any documents filed with the Reviewing Authority after the date of effectiveness of such Registration Statement or the date of such U.S. Prospectus and prior to the termination of the offering of such Securities and which are incorporated by reference in such Registration Statement or U.S. Prospectus. The Canadian Final Prospectus for which a receipt has been obtained from the Reviewing Authority, together with any prospectus supplements provided to the Underwriters by the Company, and satisfactory to the Underwriters for use in connection with the offering of the Securities which is not required to be filed by the Company with the Reviewing Authority and all documents incorporated by reference therein as of the date of such Canadian Final Prospectus, is herein referred to as the “Canadian Prospectus”, except that when a Canadian Final Supplement is filed with the Reviewing Authority, the term “Canadian Prospectus” shall mean the Canadian Final Supplement, including the documents incorporated by reference therein. The U.S. Prospectus and the Canadian Prospectus are sometimes referred to herein collectively as the “Prospectuses”.

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          2. Purchase of the Securities by the Underwriters. (a) The Company agrees to issue and sell the Securities to the several Underwriters named in the Underwriting Agreement, and each Underwriter, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, agrees, severally and not jointly, to purchase from the Company the respective principal amount of Securities set forth opposite such Underwriter’s name in the Underwriting Agreement at the purchase price set forth in the Underwriting Agreement.
          (b) Payment for and delivery of the Securities will be made at the time and place set forth in the Underwriting Agreement. The time and date of such payment and delivery is referred to herein as the “Closing Date”.
          3. Representations and Warranties of the Company. The Company represents and warrants to each Underwriter that:
          (a) Eligibility to Use Shelf Procedures. The Company meets the eligibility requirements to use the Shelf Procedures and to file a short form base shelf prospectus with the Reviewing Authority; the Canadian Preliminary Prospectus and the Canadian Final Prospectus have been filed with the Reviewing Authority; a receipt has been obtained from the Reviewing Authority in respect of the Canadian Final Prospectus and any amendment thereto; no order suspending the distribution of the Securities has been issued by the Reviewing Authority and no proceeding for that purpose has been initiated or threatened by the Reviewing Authority.
          (b) Eligibility to Use MJDS. The Company meets the general eligibility requirements for use of Form F-10 under the Securities Act, has filed a Registration Statement on Form F-10 (Registration No. 333-125849) in respect of the Securities and an appointment of agent for service of process on Form F-X (the “Form F-X”) in conjunction with the filing of such Registration Statement with the Commission and has caused the Trustee to prepare and file with the Commission a Statement of Eligibility and Qualification on Form T-1 (the “Form T-1”); the Registration Statement and any post-effective amendment thereto, in each case including the U.S. Prospectus related to the series of Securities offered, each in the form heretofore delivered or to be delivered to the Representative and, including exhibits to such Registration Statement and any documents incorporated by reference in the U.S. Prospectus contained therein, for delivery by it to each of the other Underwriters, became effective under the Securities Act in such form; no other document with respect to the Registration Statement has heretofore been filed or transmitted for filing with the Commission and no other document incorporated by reference in the U.S. Prospectus contained therein has heretofore been filed with the Reviewing Authority, except for any documents filed with the Commission or the Reviewing Authority subsequent to the date of such effectiveness in the form heretofore delivered to the Representative for delivery by it to each of the other Underwriters; no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been initiated or to the knowledge of the Company, threatened by the Commission.

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          (c) Incorporated Documents. The documents incorporated by reference into the Canadian Prospectus when they were filed with the Reviewing Authority, conformed in all material respects to the requirements of the securities laws, rules, regulations and published policy statements, blanket orders and notices applicable in the Province of British Columbia (“British Columbia Securities Laws”), and any report filed on Form 6-K or Form 40-F deemed to be incorporated by reference into the U.S. Prospectus and the Registration Statement conformed or will conform in all material respects to the applicable requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations of the Commission thereunder and any further documents so filed and incorporated by reference in the Canadian Prospectus and the U.S. Prospectus or any amendment or supplement thereto, when such documents are filed with the Reviewing Authority or the Commission, will conform in all material respects to the requirements of British Columbia Securities Laws or the Exchange Act, as applicable.
          (d) Compliance with Securities Laws. The Registration Statement, at the time it became effective, did and the U.S. Prospectus on the date it is first filed, did and on the Closing Date, will conform in all material respects with the Canadian Prospectus (with such deletions therefrom and additions thereto as are permitted or required by Form F-10 and the applicable rules and regulations of the Commission thereunder), and with the Securities Act and the rules and regulations of the Commission under the Securities Act; on the date each was first filed, the Canadian Final Prospectus did and the Canadian Prospectus will, and on the Closing Date each will, conform in all material respects with the applicable requirements of British Columbia Securities Laws; the Registration Statement, at the time it became effective, and the Canadian Final Prospectus as of its filing date, and in each case at the execution time and delivery of each Underwriting Agreement (the “Execution Time”), did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Canadian Prospectus and the U.S. Prospectus, will not as of their filing dates and as of the Closing Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representative specifically for inclusion in the Registration Statement, the Canadian Prospectus or the U.S. Prospectus, or to the Form T-1 of the Trustee.
          (e) Financial Statements. The financial statements and the related notes thereto and the Supplementary Information required under U.S. generally accepted accounting principles (“U.S. GAAP”) included or incorporated by reference in the Registration Statement and the Prospectuses comply in all material respects with the applicable requirements of the British Columbia Securities Laws and present fairly the financial position of the Company and its subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with Canadian generally

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accepted accounting principles and reconciled to U.S. GAAP in accordance with the provisions of Item 18 of Form 20-F under the Exchange Act, in each case applied on a consistent basis throughout the periods covered thereby. Any selected financial data set forth under the caption “Selected Consolidated Financial and Production Data” (or other similar caption) in the Canadian Prospectus, the U.S. Prospectus and the Registration Statement fairly present or will present, on the basis stated under such caption in the Canadian Prospectus, the U.S. Prospectus and the Registration Statement, the information included therein.
          (f) No Material Adverse Change. Since the date of the most recent financial statements of the Company included or incorporated by reference in the Registration Statement and the Prospectuses, (i) there has not been any material change in the share capital or long-term debt of the Company or any of its subsidiaries, or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of shares, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, properties, management, financial position or results of operations of the Company and its subsidiaries taken as a whole; (ii) neither the Company nor any of its subsidiaries has entered into any transaction or agreement that is material to the Company and its subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Company and its subsidiaries taken as a whole; and (iii) neither the Company nor any of its subsidiaries has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, except in each of clauses (i) through (iii) above as otherwise disclosed in the Registration Statement and the Prospectuses.
          (g) Organization and Good Standing. The Company and each of its subsidiaries have been duly organized and are validly existing and up to date in all corporate filings under the laws of their respective jurisdictions of organization, are duly qualified to do business in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged as described in the Registration Statement and the Prospectuses, except where the failure to be so qualified or have such power or authority would not, individually or in the aggregate, have a material adverse effect on the business, properties, management, financial position, results of operations or prospects of the Company and its subsidiaries taken as a whole or on the performance by the Company of its obligations under the Securities (a “Material Adverse Effect”). The subsidiaries listed on Exhibit A attached hereto are the only Significant Subsidiaries (as such term is defined in Rule 1-02 of Regulation S-X under the Securities Act) and Significant Partnerships (as defined herein) of the Company and there are no other subsidiaries material to the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole.

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          (h) Capitalization. The Company has an authorized capitalization as set forth in the Prospectuses under the heading “Capitalization”; and all the outstanding shares of capital stock or other equity interests of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable, and are owned directly or indirectly by the Company, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer (except as may be set out in the constating documents of each subsidiary of the Company) or any other claim of any third party, in each case, except (i) as otherwise described in the Registration Statement and the Prospectuses or (ii) as would not result in a Material Adverse Effect.
          (i) Due Authorization. The Company has full right, power and authority to execute and deliver this Agreement, the Securities, the Indenture and the Collateral Documents (as defined herein), if any (collectively, the “Transaction Documents”), and to perform its obligations hereunder and thereunder; and all action required to be taken for the due and proper authorization, execution and delivery of each of the Transaction Documents and the consummation of the transactions contemplated thereby has been duly and validly taken.
          (j) The Indenture. The Indenture has been duly authorized, executed and delivered by the Company and has been duly qualified under the Trust Indenture Act and constitutes a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability (collectively, the “Enforceability Exceptions”).
          (k) The Securities. The Securities have been duly authorized by the Company and, when duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.
          (l) Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by the Company.
          (m) Collateral Document. Each of the Collateral Documents have been duly authorized, executed and delivered by the Company and Teck Cominco Metals Ltd., as applicable.
          (n) Descriptions of the Transaction Documents. Each Transaction Document conforms in all material respects to the description thereof contained in the Registration Statement and the Prospectuses.
          (o) No Violation or Default. Other than as described in the Registration Statement or the Prospectuses, neither the Company nor any of its subsidiaries is (i) in violation of its charter or by-laws or similar organizational documents; (ii) in default and no

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event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, have a Material Adverse Effect.
          (p) No Conflicts. The execution, delivery and performance by the Company of each of the Transaction Documents, the issuance and sale of the Securities and compliance by the Company with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Company or any of its subsidiaries or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (i) and (iii) above, for any such conflict, breach or violation that would not, individually or in the aggregate, have a Material Adverse Effect.
          (q) No Consents Required. No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Company of each of the Transaction Documents, the issuance and sale of the Securities outside of Canada or privately within Canada and compliance by the Company with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents, except for such consents, approvals, authorizations, orders and registrations or qualifications (i) as have been obtained under the Securities Act, the Canada Business Corporations Act, the Securities Act (British Columbia), the Company Act (British Columbia) and the Trust Indenture Act, in each case, to the extent applicable, and (ii) as may be required under applicable state securities laws in connection with the purchase and distribution of the Securities by the Underwriters.
          (r) Legal Proceedings. Except as described in the Registration Statement and the Prospectuses, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Company or any of its subsidiaries is or may be a party or to which any property of the Company or any of its subsidiaries is or may be the subject that, individually or in the aggregate, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect; no such investigations, actions, suits or proceedings are

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threatened or, to the knowledge of the Company, contemplated by any governmental or regulatory authority or threatened by others; and (i) there are no current or pending legal, governmental or regulatory actions, suits or proceedings that are required under the Securities Act to be described in the Prospectuses that are not so described and (ii) there are no contracts or other documents that are required under the British Columbia Securities Act or Securities Act to be filed as exhibits to the Registration Statement or described in the Registration Statement or the Prospectuses that are not so filed or described.
          (s) Independent Accountants. PricewaterhouseCoopers LLP, who have audited certain financial statements of the Company and its subsidiaries are independent chartered accountants with respect to the Company and its subsidiaries as required by the Securities Act.
          (t) Investment Company Act. The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectuses, will not be required to be registered as an “investment company” pursuant to the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.
          (u) Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained or incorporated by reference in the Registration Statement and the Prospectuses has been made or reaffirmed without a bona fide basis or has been disclosed other than in good faith.
          (v) Title to Real and Personal Property. Except as described in the Registration Statement or the Prospectuses, the Company and its subsidiaries have good and marketable, in the case of real property, and valid, in the case of personal property, title in fee simple to, or have valid rights to lease or otherwise use, all items of real and personal property that are material to the respective businesses of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except those that (i) do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries or (ii) could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.
          (w) Licenses and Permits. Except as described in the Registration Statement and the Prospectuses, the Company and its subsidiaries possess all licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, provincial, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in the Registration Statement and the Prospectuses, except where the failure to possess or make the same would not, individually or in the aggregate, have a Material Adverse Effect; and except as described in the Registration Statement and the Prospectuses or as would not have a Material Adverse Effect, neither the Company nor any of its

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subsidiaries has received notice of any revocation or modification of any such license, certificate, permit or authorization or has any reason to believe that any such license, certificate, permit or authorization will not be renewed in the ordinary course.
          (x) Compliance With Environmental Laws. Except as described in the Registration Statement and the Prospectuses, the Company and its subsidiaries (i) are in compliance with any and all applicable federal, state, provincial, local and foreign laws rules, regulations, decisions and orders relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”); (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (iii) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except in any such case for any such failure to comply with, or failure to receive required permits, licenses or approvals, or liability as would not, individually or in the aggregate, have a Material Adverse Effect.
          (y) No Withholding Taxes. Except as described in the Registration Statement and the Prospectuses, all interest and other distributions on the Securities will not be subject to withholding or other taxes under the laws and regulations of Canada, except such withholding or other taxes as may be imposed by virtue of the activities of the Underwriters that are unrelated to the transactions contemplated in this Agreement, and are otherwise free and clear of any other tax, withholding or deduction in Canada without the necessity of obtaining any consent, approval, authorization, order, permit, license, filing, registration, clearance or qualification of, or with any statute, order, rule or regulation of any court or governmental agency or body or any arbitrator of any kind having jurisdiction over the Company or any of its subsidiaries or any of their properties in Canada.
          (z) Business With Cuba. The Company has complied with all provisions of Section 517.075, Florida Statutes (Chapter 92-198, Laws of Florida) relating to doing business with the Government of Cuba or with any person or affiliate located in Cuba.
          4. Further Agreements of the Company. The Company covenants and agrees with each Underwriter that:
          (a) Filings with the Reviewing Authority and the Commission. Subject to paragraph 4(c) and immediately following the Execution Time, the Company will prepare the Canadian Prospectus and the U.S. Prospectus setting forth the principal amount of Securities covered thereby and their terms not otherwise specified in the Indenture pursuant to which the Securities are being issued, the names of the Underwriters participating in the offering and the principal amount of Securities which each severally has agreed to purchase, the names of the Underwriters acting as co-managers in connection with the offering, the price at which the Underwritten Securities are to be purchased by the Underwriters from the Company, the initial public offering price, the selling concession and reallowance, if any, in a form approved by the

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Representative and shall file the Canadian Prospectus with the Reviewing Authority in accordance with the Shelf Procedures and the U.S. Prospectus with the Commission pursuant to General Instruction II.L. of Form F-10 not later than the Commission’s close of business on the Business Day following the date of the filing thereof with the Reviewing Authority; and the Company will furnish copies of the Prospectuses to the Underwriters in New York City as soon as practicable, but in no event later than 12:00 p.m. New York City time on the Business Day next succeeding the date of the Underwriting Agreement in such quantities as the Representative may reasonably request.
          (b) Delivery of Copies. The Company will deliver, without charge, to each Underwriter during the Prospectus Delivery Period, as many copies of the Prospectuses (including all amendments and supplements thereto and documents incorporated by reference therein) as the Representative may reasonably request. As used herein, the term “Prospectus Delivery Period” means such period of time after the first date of the public offering of the Securities as in the opinion of counsel for the Underwriters a prospectus relating to the Securities is required by law to be delivered in connection with sales of the Securities by any Underwriter or dealer.
          (c) Amendments or Supplements. During the Prospectus Delivery Period, before filing any amendment or supplement to the Registration Statement or the Prospectuses, the Company will furnish to the Representative and counsel for the Underwriters a copy of the proposed amendment or supplement for review and will not file any such proposed amendment or supplement to which the Representative reasonably objects.
          (d) Notice to the Representative. The Company will advise the Representative promptly, and confirm such advice in writing, (i) when any amendment to the Registration Statement has been filed or becomes effective; (ii) when any supplement to the Prospectuses or any amendment to the Prospectuses has been filed; (iii) of any request by the Reviewing Authority or the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectuses or the receipt of any comments from the Reviewing Authority or the Commission relating to the Canadian Prospectus, Registration Statement or any other request by the Reviewing Authority or the Commission for any additional information; (iv) of the issuance by the Commission of any stop order or order suspending the effectiveness of the Registration Statement or the issuance by the Reviewing Authority or the Commission of an order preventing or suspending the use of any preliminary prospectus or the Prospectuses or the initiation or threatening of any proceeding for that purpose; (v) of the occurrence of any event within the Prospectus Delivery Period as a result of which the Prospectuses as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (vi) of the receipt by the Company of any notice with respect to any suspension of the qualification of the Securities for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Company will use its reasonable best efforts to

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prevent the issuance of any such order suspending the effectiveness of the Registration Statement, preventing or suspending the use of any preliminary prospectus or the Prospectuses or suspending any such qualification of the Securities and, if any such order is issued, will obtain as soon as possible the withdrawal thereof.
          (e) Ongoing Compliance of the Prospectus. If during the Prospectus Delivery Period (i) any event shall occur or condition shall exist as a result of which the Prospectuses as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) it is necessary to amend or supplement the Prospectuses to comply with applicable law, subject to Section 4(c), the Company will immediately notify the Representative thereof and forthwith prepare and, subject to paragraph (c) above, file with the Reviewing Authority and the Commission and furnish to the Underwriters and to such dealers as the Representative may designate, such amendments or supplements to the Prospectuses as may be necessary so that the statements in the Prospectuses as so amended or supplemented will not, in the light of the circumstances under which they were made, be misleading or so that the Prospectuses will comply with applicable law.
          (f) Blue Sky Compliance. The Company will qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representative shall reasonably request and will continue such qualifications in effect so long as required for distribution of the Securities; provided that the Company shall not be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject.
          (g) Earnings Statement. The Company will make generally available to its security holders and the Representative as soon as practicable an earnings statement that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the “effective date” (as defined in Rule 158) of the Registration Statement.
          (h) Clear Market. During the period from the date hereof through and including the Closing Date or such later date as is specified in the Underwriting Agreement, the Company will not, without the prior written consent of the Representative, which consent shall not be unreasonably withheld, offer, sell, contract to sell or otherwise dispose of any debt securities issued or guaranteed by the Company and having a tenor of more than one year.
          (i) Use of Proceeds. The Company will apply the net proceeds from the sale of the Securities as described in the Prospectuses under the heading “Use of Proceeds”.

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          (j) No Stabilization. The Company will not take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities.
          (k) Filing of Exchange Act Documents. The Company will file promptly all reports required to be filed by the Company with the Reviewing Authority pursuant to British Columbia Securities Laws and with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act during the Prospectus Delivery Period.
          5. Conditions of Underwriters’ Obligations. The obligation of each Underwriter to purchase Securities on the Closing Date as provided herein is subject to the performance by the Company of its covenants and other obligations hereunder and to the following additional conditions:
          (a) Registration Compliance; No Stop Order. The Canadian Prospectus shall have been filed with the Reviewing Authority under the Shelf Procedures and (ii) the U.S. Prospectus shall have been filed with the Commission pursuant to General Instructions II.L. of Form F-10 under the Securities Act, in each case, within the applicable time period prescribed for such filing and in accordance with Section 4(a) hereof; no order suspending the effectiveness of the Registration Statement shall be in effect, and no proceeding for such purpose shall be pending before or threatened by the Reviewing Authority or the Commission; and all requests by the Reviewing Authority and the Commission for additional information shall have been complied with to the reasonable satisfaction of the Representative.
          (b) Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct on the date an Underwriting Agreement is executed and delivered and on and as of the Closing Date; the statements of the Company and its officers made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date.
          (c) No Downgrade. Subsequent to the Execution Time, (i) no downgrading shall have occurred in the rating accorded the Securities, or any other debt securities or preferred stock of, or other debt securities guaranteed by, the Company or any of its subsidiaries by any “nationally recognized statistical rating organization”, as such term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of the Securities, or of any other debt securities or preferred stock of, or other debt securities guaranteed by, the Company or any of its subsidiaries (other than an announcement with positive implications of a possible upgrading).
          (d) No Material Adverse Change. Subsequent to the Execution Time, no event or condition of a type described in Section 3(f) hereof shall have occurred or shall exist, which event or condition is not described in the Prospectuses (excluding any amendment or supplement thereto) and the effect of which in the judgment of the Representative makes it impracticable or inadvisable to proceed with the offering, sale

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or delivery of the Securities on the terms and in the manner contemplated by this Agreement and the Prospectuses.
          (e) Officer’s Certificate. The Representative shall have received on and as of the Closing Date a certificate of an executive officer of the Company who has specific knowledge of the Company’s financial matters and is reasonably satisfactory to the Representative (i) confirming that such officer has carefully reviewed the Registration Statement and the Prospectuses and, to the best knowledge of such officer, the representations set forth in Section 3(a), 3(b) and 3(d) hereof are true and correct, (ii) confirming that the other representations and warranties of the Company in this Agreement are true and correct and that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date and (iii) to the effect set forth in paragraphs (a), (c) and (d) above.
          (f) Comfort Letters. On the date of this Agreement and on the Closing Date, PricewaterhouseCoopers LLP shall have furnished to the Representative, at the request of the Company, letters, dated the respective dates of delivery thereof and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representative, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference in the Registration Statement and the Prospectuses; provided that the letter delivered on the Closing Date shall use a “cut-off” date no more than three Business Days prior to the Closing Date.
          (g) Opinion of U.S. Counsel for the Company. Paul, Weiss, Rifkind, Wharton & Garrison LLP, U.S. counsel for the Company, shall have furnished to the Representative, their written opinion, dated the Closing Date and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representative, to the effect set forth in Annex B hereto.
          (h) Opinion of Canadian Counsel for the Company. Lang Michener LLP, Canadian counsel for the Company, shall have furnished to the Representative their written opinion, dated the Closing Date and addressed to the Underwriters, with respect to the laws of the Province of British Columbia and the federal laws of Canada applicable therein, in form and substance reasonably satisfactory to the Representative, to the effect set forth in Annex C hereto.
          (i) Opinion of Local Counsel(s) for the Non-Canadian Significant Subsidiaries. Upon request by the Representative, the Company shall have furnished to the Representative written opinion(s) of local counsel for the non-Canadian Significant Subsidiaries, dated the Closing Date and addressed to the Underwriters, with respect to the due incorporation, valid existence and corporate power and authority to carry on business and own property and assets in the jurisdiction(s) in which such non-Canadian Significant Subsidiaries was incorporated.

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          (j) Opinion of U.S. Counsel for the Underwriters. The Representative shall have received on and as of the Closing Date an opinion of Shearman & Sterling LLP, U.S. counsel for the Underwriters, with respect to such matters as the Representative may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.
          (k) No Legal Impediment to Issuance. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the issuance or sale of the Securities; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Securities.
          (l) Good Standing. The Representative shall have received on and as of the Closing Date certificates of compliance or their equivalent for the Company and its Significant Subsidiaries in their respective jurisdictions of incorporation, in each case in writing or any standard form of telecommunication from the appropriate governmental authorities of such jurisdictions.
          (m) Additional Documents. On or prior to the Closing Date, the Company shall have furnished to the Representative such further certificates and documents as the Representative may reasonably request.
          (n) The Trustee, the Company and each subsidiary which is a party thereto shall have entered into the Collateral Documents, if any, and the Representative shall have received counterparts, conformed as executed, thereof.
          All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.
          6. Indemnification and Contribution.
          (a) Indemnification of the Underwriters. The Company agrees to indemnify and hold harmless each Underwriter, its affiliates, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, reasonable legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectuses (or any amendment or supplement thereto) or any preliminary prospectus, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances

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under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representative expressly for use therein; provided, that with respect to any such untrue statement in or omission from any preliminary prospectus, the indemnity agreement contained in this paragraph (a) shall not inure to the benefit of any Underwriter to the extent that the sale to the person asserting any such loss, claim, damage or liability was an initial resale by such Underwriter and any such loss, claim, damage or liability of or with respect to such Underwriter results from the fact that both (i) to the extent required by applicable law, a copy of the Prospectuses were not sent or given to such person at or prior to the written confirmation of the sale of such Securities to such person and (ii) the untrue statement in or omission from such preliminary prospectus was corrected in the Prospectuses unless, in either case, such failure to deliver the Prospectuses was a result of non-compliance by the Company with the provisions of Section 4 hereof.
          (b) Indemnification of the Company. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Underwriter furnished to the Company in writing by such Underwriter through the Representative expressly for use in the Registration Statement and the Prospectuses (or any amendment or supplement thereto) or any preliminary prospectus, it being understood and agreed that the only such information consists of the information identified in the Underwriting Agreement as being provided by the Underwriters.
          (c) Notice and Procedures. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under this Section 6 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under this Section 6. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 6 that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such

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proceeding as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded based on advice of counsel that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for any Underwriter, its affiliates, directors and officers and any control persons of such Underwriter shall be designated in writing by the Representative and any such separate firm for the Company, its directors, its officers who signed the Registration Statement and any control persons of the Company shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. In addition, the Indemnifying Person shall deposit with its counsel, cash or the equivalent in immediately available funds in an amount sufficient to reimburse any reasonable fees and expenses of counsel as evidenced by written invoices or accounts of counsel for the Indemnified Person. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.
          (d) Contribution. If the indemnification provided for in paragraphs (a) and (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company on

16

the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Company from the sale of the Securities and the total underwriting discounts and commissions received by the Underwriters in connection therewith, in each case as set forth in the table on the cover of the Prospectuses, bear to the aggregate offering price of the Securities. The relative fault of the Company on the one hand and the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
          (e) Limitation on Liability. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this Section 6, in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by such Underwriter with respect to the offering of the Securities exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 6 are several in proportion to their respective purchase obligations hereunder and not joint.
          (f) Non-Exclusive Remedies. The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Person at law or in equity.
          7. Termination. This Agreement may be terminated in the absolute discretion of the Representative, by notice to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on the New York Stock Exchange; (ii) trading of any securities issued or guaranteed by the Company shall have been suspended on any exchange; (iii) a general moratorium on commercial banking activities shall have been declared by Canadian or U.S. federal or New York State authorities; or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial

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markets or any calamity or crisis, either within or outside the United States, that, in the judgment of the Representative, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement and the Prospectuses.
          8. Defaulting Underwriter. (a) If, on the Closing Date, any Underwriter defaults on its obligation to purchase the Securities that it has agreed to purchase hereunder, the non-defaulting Underwriters may in their discretion arrange for the purchase of such Securities by other persons satisfactory to the Company on the terms contained in this Agreement. If, within 36 hours after any such default by any Underwriter, the non-defaulting Underwriters do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Underwriters to purchase such Securities on such terms. If other persons become obligated or agree to purchase the Securities of a defaulting Underwriter, either the non-defaulting Underwriters or the Company may postpone the Closing Date for up to five full Business Days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement and the Prospectuses or in any other document or arrangement, and the Company agrees to promptly prepare any amendment or supplement to the Registration Statement and the Prospectuses that effects any such changes. As used in this Agreement, the term “Underwriter” includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in the Underwriting Agreement that, pursuant to this Section 8, purchases Securities that a defaulting Underwriter agreed but failed to purchase.
          (b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Company as provided in paragraph (a) above, the aggregate principal amount of such Securities that remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Securities, then the Company shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Securities that such Underwriter agreed to purchase hereunder plus such Underwriter’s pro rata share (based on the principal amount of Securities that such Underwriter agreed to purchase hereunder) of the Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made.
          (c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Company as provided in paragraph (a) above, the aggregate principal amount of such Securities that remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Securities, or if the Company shall not exercise the right described in paragraph (b) above, then this Agreement shall terminate without liability on the part of the non-defaulting Underwriters. Any termination of this Agreement pursuant to this Section 8 shall be without liability on the part of the Company, except that the Company will continue to be liable for the payment of

18

expenses as set forth in Section 9 hereof and except that the provisions of Section 6 hereof shall not terminate and shall remain in effect.
          (d) Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company or any non-defaulting Underwriter for damages caused by its default.
          9. Payment of Expenses. (a) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay or cause to be paid all costs and expenses incident to the performance of its obligations hereunder, including without limitation, (i) the costs incident to the authorization, issuance, sale, preparation and delivery of the Securities and any taxes payable in that connection; (ii) the costs incident to the preparation, printing and filing the under the Securities Act of the Registration Statement or with the Reviewing Authority, any preliminary prospectus and the Prospectuses (including all exhibits, amendments and supplements thereto) and the distribution thereof; (iii) the costs of reproducing and distributing each of the Transaction Documents; (iv) the fees and expenses of the Company’s counsel and independent accountants; (v) the reasonable fees and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the Securities under the laws of such jurisdictions as the Representative may designate and the preparation, printing and distribution of a Blue Sky Memorandum (including the related fees and expenses of counsel for the Underwriters); (vi) any fees charged by rating agencies for rating the Securities; (vii) the fees and expenses of the Trustee and any paying agent (including related fees and expenses of any counsel to such parties); (viii) all reasonable expenses and application fees incurred in connection with any filing with, and clearance of any offering by, the National Association of Securities Dealers, Inc.; and (ix) all expenses incurred by the Company in connection with any “road show” presentation to potential investors.
          (b) If (i) this Agreement is terminated pursuant to Section 7, (ii) the Company for any reason fails to tender the Securities for delivery to the Underwriters or (iii) the Underwriters decline to purchase the Securities for any reason permitted under this Agreement, the Company agrees to reimburse the Underwriters for all out-of-pocket costs and expenses (including the fees and expenses of their counsel) reasonably incurred by the Underwriters in connection with this Agreement and the offering contemplated hereby.

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          10. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and any controlling persons referred to herein, and the affiliates of each Underwriter referred to in Section 6 hereof. Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. No purchaser of Securities from any Underwriter shall be deemed to be a successor merely by reason of such purchase.
          11. Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Company and the Underwriters contained in this Agreement or made by or on behalf of the Company or the Underwriters pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Company or the Underwriters.
          12. Submission to Jurisdiction; Agent for Service; Waiver of Immunities. The Company irrevocably (i) agrees that any legal suit, action or proceeding against the Company brought by any Underwriter or by any person who controls any Underwriter arising out of or based upon this Agreement or the transactions contemplated thereby may be instituted in any federal or state court located in New York (a “New York Court”), (ii) waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such proceeding and (iii) submits to the non-exclusive jurisdiction of such courts in any such suit, action or proceeding. The Company has appointed CT Corporation System, New York, New York, as its authorized agent (the “Authorized Agent”) upon whom process may be served in any such action arising out of or based on this Agreement or the transactions contemplated thereby which may be instituted in any New York Court by any Underwriter or by any person who controls any Underwriter, expressly consents to the jurisdiction of any such court in respect of any such action, and waives any other requirements of or objections to personal jurisdiction with respect thereto. Such appointment shall be irrevocable. The Company represents and warrants that the Authorized Agent has agreed to act as such agent for service of process and agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent and written notice of such service to the Company shall be deemed, in every respect, effective service of process upon the Company.
          To the extent that the Company has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, it hereby irrevocably waives such immunity in respect of its obligations under the above-referenced documents, to the extent permitted by law.
          The provisions of this Section 12 shall survive any termination of this

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Agreement, in whole or in part.
          13. Judgment Currency. The obligation of the Company in respect of any sum due to any Underwriter shall, notwithstanding any judgment in a currency other than United States dollars, not be discharged until the first Business Day following receipt by such Underwriter of any sum adjudged to be so due in such other currency, on which (and only to the extent that) such Underwriter may in accordance with normal banking procedures purchase United States dollars with such other currency; if the United States dollars so purchased are less than the sum originally due to such Underwriter hereunder, the Company agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such Underwriter against such loss. If the United States dollars so purchased are greater than the sum originally due to such Underwriter hereunder, such Underwriter agrees to pay to the Company an amount equal to the excess of the dollars so purchased over the sum originally due to such Underwriter hereunder.
          14. Certain Defined Terms. For purposes of this Agreement, (a) except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under the Securities Act; (b) the term “Business Day” means any day other than a day on which banks are permitted or required to be closed in Toronto or New York City; (c) the term “Collateral Documents” means the Pledge Agreement between the Company and Teck Cominco Metals Ltd. (“Cominco”) and the Notes to be issued by Cominco to the Company, each dated as of the Closing Date; (d) the term “Person” has the meaning set forth in Rule 1-02 of Regulation S-X under the Securities Act that is under the control of the Company; (e) the term “Significant Partnership” means (i) any Person in which the Company has, directly or indirectly, invested in or made advances to that exceed 10% of the total assets of the Company and its subsidiaries consolidated as of the end of the most recently completed fiscal year, (ii) the Company’s and its subsidiaries’ proportionate share of the total assets (after intercompany eliminations) of the Person exceeds 10% of the total assets of the Company and its subsidiaries consolidated as of the end of the most recently completed fiscal year; and (iii) the Company and its other subsidiaries’ equity in the income from continuing operations before income taxes, extraordinary items and cumulative effect of a change in accounting principle of the Person exceeds 10% of such income of the Company and its subsidiaries consolidated for the most recently completed fiscal year; and (f) the term “subsidiary” has the meaning set forth in Rule 405 under the Securities Act.
          15. Miscellaneous. (a) Authority of the Representative. Any action by the Underwriters hereunder may be taken by the Representative on behalf of the Underwriters, and any such action taken by the Representative shall be binding upon the Underwriters.
          (b) Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication. Notices to the Underwriters shall be given to the Representative at the address set forth in the Underwriting Agreement. Notices to the Company shall be given to it at Suite 600, 200 Burrard

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Street, Vancouver, British Columbia V6C 3L9, (fax: (604) 687-6100); Attention: Chief Financial Officer, or if different, to the address set forth in the Underwriting Agreement.
          (c) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
          (d) Amendments or Waivers. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.
          (e) Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.
          (f) Counterparts. Each Underwriting Agreement may be executed in one or more counterparts, each of which constitutes an original and all of which together shall constitute one and the same agreement.
          16. No Fiduciary Duty. The Company hereby acknowledges that (a) the Underwriters are acting as principal and not as an agent or fiduciary of the Company and (b) their engagement of the Underwriters in connection with the offering of the Securities is as independent contractors and not in any other capacity. Furthermore, the Company agrees that it is solely responsible for making its own judgments in connection with the offering of the Securities (irrespective of whether any of the Underwriters has advised or is currently advising the Company on related or other matters).

22

Exhibit A
Significant Subsidiaries and Significant Partnerships

Company Name	Jurisdiction of Incorporation

Teck Cominco Metals Ltd.	Canada
Teck-Hemlo Inc.	Ontario
Teck-Bullmoose Coal Inc.	British Columbia
TeckGold Limited	Canada
Cominco Mining Partnership	British Columbia
Teck-Pogo Inc.	Alaska, U.S.A.
Teck Resources Inc.	Colorado, U.S.A.
Teck Cominco Alaska Incorporated	Alaska, U.S.A.
Teck Cominco American Incorporated	Washington, U.S.A.

Annex A
[Form of Underwriting Agreement]
Underwriting Agreement
                    , 200__
[Name(s) of Representative(s)]
As Representative of the
several Underwriters listed
in Schedule 1 hereto
c/o [Name(s) and Address(es) of Representative(s)]
Ladies and Gentlemen:
          Teck Cominco Limited, a Canadian corporation (the “Company”), proposes to issue and sell to the several Underwriters listed in Schedule 1 hereto (the “Underwriters”), for whom you are acting as the representative (the “Representative”), $                     principal amount of its ___% [Senior] [Subordinated] Notes due 20___having the terms set forth in Schedule 2 hereto (the “Securities”). The Securities will be issued pursuant to an Indenture dated as of September 12, 2002 (the “Indenture”) between the Company and The Bank of New York, as trustee (the “Trustee”).
          The Company agrees to issue and sell the Securities to the several Underwriters as provided in this Agreement, and each Underwriter, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, agrees, severally and not jointly, to purchase from the Company the respective principal amount of Securities set forth opposite such Underwriter’s name in Schedule 1 hereto at a price equal to ___% of the principal amount thereof plus accrued interest, if any, from                     , 200___to the Closing Date (as defined below). The Company will not be obligated to deliver any of the Securities except upon payment for all the Securities to be purchased as provided herein.
          The Company understands that the Underwriters intend to make a public offering of the Securities as soon after the effectiveness of this Agreement as in the judgment of the Representative is advisable, and initially to offer the Securities on the terms set forth in the Prospectuses. The Company acknowledges and agrees that the Underwriters may offer and sell Securities to or through any affiliate of an Underwriter and that any such affiliate may offer and sell Securities purchased by it to or through any Underwriter.

          Payment for and delivery of the Securities shall be made at the offices of [specify closing location] at 9:00 A.M., New York City time, on ___, 200___, or at such other time or place on the same or such other date, not later than the fifth Business Day thereafter, as the Representative and the Company may agree upon in writing.
          Payment for the Securities shall be made by wire transfer in immediately available funds to the account(s) specified by the Company to the Representative against delivery to the nominee of The Depository Trust Company, for the account of the Underwriters, of one or more global notes representing the Securities (collectively, the “Global Note”), with any transfer taxes payable in connection with the sale of the Securities duly paid by the Company. The Global Note will be made available for inspection by the Representative not later than 1:00 P.M., New York City time, on the Business Day prior to the Closing Date.
          All provisions contained in the document entitled Teck Cominco Limited Debt Securities Underwriting Agreement Standard Provisions are incorporated by reference herein in their entirety and shall be deemed to be a part of this Underwriting Agreement to the same extent as if such provisions had been set forth in full herein, except that if any term defined in such Underwriting Agreement Standard Provisions is otherwise defined herein, the definition set forth herein shall control.
          This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
          This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.

2

     If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

Very truly yours, TECK COMINCO LIMITED
By
Title:

Accepted:                     , 200___
[NAME(S) OF REPRESENTATIVE(S)]
For [itself] [themselves] and on behalf of the
several Underwriters listed
in Schedule 1 hereto.

By

Authorized Signatory

3

Schedule 1

Underwriter		Principal Amount
$

	Total	$

Schedule 2
Representative and Address for Notices:
Certain Terms of the Securities:
          Title of Securities:___% [Senior][Subordinated] Notes due 20___
          Aggregate Principal Amount of Securities:               US$
          Maturity Date:                    , 20___
          Interest Rate: ___%
Interest Payment Dates:                      and                     , commencing                     , 200_
Record Dates:                      and
Redemption Provisions:
          [Other Provisions:]

Annex B
[Form of Opinion of U.S. Counsel for the Company]
                     ___, 200_
[Lead Underwriter]
[                    ]
as Representatives of the several Underwriters
c/o [ Lead Underwriter]
Address ]
Teck Cominco Limited
Ladies and Gentlemen:
          We have acted as special United States counsel to Teck Cominco Limited, a corporation organized under the laws of Canada (the “Company”), in connection with the Underwriting Agreement dated ___, 200___(the “Underwriting Agreement”), by and among the Company and [Lead Underwriter] as Representative (the “Representative”) of the several underwriters named in Schedule 1 thereto (the “Underwriters”), relating to the issuance and sale to the Underwriters by the Company of the Company’s ___% [Notes] [Debentures] due 20___in an aggregate principal amount of U.S. $___(the “Securities”). This opinion is being furnished to you at the request of the Company as contemplated by Section 5(g) of the Underwriting Agreement Standard Provisions attached to and incorporated by reference into the Underwriting Agreement (the “Standard Provisions”). Capitalized terms used but not otherwise defined in this letter have the respective meanings given those terms in the Standard Provisions.
          The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form F-10 (Registration No. 333-125849) (as amended in the manner described below and including the documents incorporated or deemed to be incorporated by reference in such registration statement, the “Registration Statement”) under the Securities Act of 1933, as amended, and the rules and regulations under that Act (collectively, the “Securities Act”). The Registration Statement was filed on June 16, 2005 and was amended on June 23, 2005. The Registration Statement became effective under the Securities Act on June 23, 2005. The Form F-X of the Company dated June 16, 2005 (the “Form F-X”) and the Form T-1 of the Trustee dated June 17, 2005 (the “Form T-1”), were filed with the Commission prior to the effectiveness of the Registration Statement. The filing of the prospectus dated June 23, 2005 and the prospectus supplement dated ___, 200_, relating to the Securities (such prospectus and prospectus supplement, together with the documents incorporated or deemed to be incorporated by reference in each of the prospectus, amended and restated

prospectus and the prospectus supplement, are referred to, collectively, as the “Prospectus”) pursuant to General Instruction II.L. of Form F-10 has been made in the manner and within the time period required by said General Instruction II.L. To our knowledge and based upon, among other things, oral advice of the staff of the Commission, no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been instituted or are pending or threatened under the Securities Act.
          In connection with the furnishing of this opinion, we have examined: (i) the Registration Statement, (ii) the Prospectus, (iii) an executed copy of the Underwriting Agreement and the Standard Provisions, (iv) an executed copy of the Indenture (the “Indenture”), dated as of September 12, 2002, by and between the Company and The Bank of New York (the “Trustee”), (v) a form of the global certificate evidencing the Securities issued on the date of this letter, (vi) the Articles of Continuance and By-laws of the Company, each as certified by an officer of the Company, (vii) certain resolutions adopted by the Board of Directors of the Company relating to the authorization, issuance and sale of the Securities, (viii) an executed copy of the Form F-X, (ix) the Collateral Documents and (x) those other certificates, agreements and documents as we deemed relevant and necessary as a basis for the opinions expressed below. We have also relied, to the extent we deemed relevant and necessary as a basis for the opinions and statements expressed below, upon oral and written statements of officers and other representatives of the Company as to factual matters, upon the factual matters contained in the representations and warranties of the Company made in the Underwriting Agreement and upon certificates of public officials and officers of the Company. The documents incorporated by reference into the Registration Statement and the Prospectus were prepared by the Company without our participation.
          In our examination of the documents referred to above, we have assumed, without independent investigation, (i) the genuineness of all signatures, (ii) the enforceability of documents against each party to the documents other than the Company, (iii) the legal capacity of all individuals who have executed any of the documents, (iv) the authenticity of all documents and instruments submitted to us as originals, (v) the conformity to the original documents of all documents submitted to us as certified, photostatic, reproduced or conformed copies of agreements or other documents, (vi) the authenticity of the latter documents, and (vii) that the statements in certificates of public officials and officers of the Company regarding matters of fact in the certificates, records, agreements, instruments and documents that we have examined are accurate.
          We have also assumed, without independent investigation, that (i) the Company is validly existing and subsisting under the laws of its organization, (ii) the Company has all necessary corporate power and authority to execute, deliver and perform its obligations under the Underwriting Agreement, the Indenture, the Collateral Documents and the Securities (collectively, the “Operative Documents”), (iii) the execution, delivery and performance of the Operative Documents have been duly authorized by all necessary corporate action and do not violate the Articles of Continuance, By-laws or other

2

organizational documents of the Company or the laws of its organization, (iv) the due execution and delivery of the Operative Documents by the Company under the laws of its organization and the applicable federal laws of Canada, and (v) that each of the parties (other than the Company) to the Operative Documents has complied with all of its obligations and covenants arising under the Operative Documents. We have also assumed that the Indenture has been duly authorized and executed by, and represents a legal, valid and binding obligation of, the Trustee, and the due authentication of the Securities by the Trustee in the manner described in the certificate of the Trustee delivered to you today.
          Whenever we indicate that our opinion is based upon our knowledge or words of similar import, our opinion is based solely on the actual knowledge of the attorneys in this firm who are representing the Company in connection with the transactions contemplated by the Underwriting Agreement or who are otherwise responsible for the representation of the Company and without any independent verification.
          Based upon the foregoing, and subject to the limitations and qualifications stated in this letter, we are of the opinion that:
          1. Each of the Registration Statement and the Prospectus (except for the financial statements, financial statement schedules and other financial data either included or incorporated or omitted from the Registration Statement and the Prospectus and except for the Form T-1, as to all of which we express no opinion), as of its respective effective or issue date, appears on its face to be appropriately responsive in all material respects to the requirements of the Securities Act; the Form F-X, as of its date, appears on its face to be appropriately responsive in all material respects to the requirements of the Securities Act and the rules and regulations of the Commission under the Securities Act.
          2. The Indenture (to the extent execution and delivery are governed by the laws of New York) has been duly executed and delivered by the Company. The Indenture is a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except that enforceability may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting enforcement of creditors’ rights generally and subject to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).
          3. The Indenture has been duly qualified under the Trust Indenture Act and conforms, in all material respects, to the description of the Indenture in the Prospectus under the caption “Description of Debt Securities” and under the caption “Description of Notes.”
          4. The Securities, when issued and delivered, will be in the form contemplated by the Indenture and will conform, in all material respects, to the

3

description of the Securities in the Prospectus under the captions “Description of Notes” and “Description of Debt Securities”. The Securities (to the extent execution, issuance and delivery are governed by the laws of New York) when duly executed, issued and delivered by the Company against payment as provided in the Underwriting Agreement will constitute valid and legally binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except as the enforceability of the Securities may be subject to bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and subject to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).
          5. The Underwriting Agreement (to the extent execution and delivery are governed by the laws of New York) has been duly executed and delivered by the Company.
          6. The statements in the Prospectus under the caption “Certain Income Tax Considerations — Certain United States Federal Income Tax Considerations,” to the extent that they constitute summaries of United States federal law or regulation or legal conclusions, have been reviewed by us and fairly summarize the matters described under that heading in all material respects.
          7. The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds from that sale as described in the Prospectus, will not be required to be registered as an “investment company” (as that term is defined in the Investment Company Act of 1940, as amended) under the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission promulgated thereunder.
          8. No Governmental Authorization of or with any court or governmental authority of the State of New York or the United States of America is required under any Applicable Law (other than as required by any state securities laws, as to which we express no opinion) and, to our knowledge, no Governmental Authorization of or with any other U.S. court or government authority is required for the issue and sale of the Securities or the performance by the Company of its obligations under the Underwriting Agreement, the Collateral Documents or the Indenture, except any Governmental Authorizations as have been obtained, taken or made under the Securities Act, the Trust Indenture Act and any other Applicable Law and that may be required under securities or blue sky laws of certain jurisdictions in connection with the purchase and distribution of the Securities by the Underwriters. For purposes of this opinion, the term “Applicable Law” means those laws, rules and regulations of the United States of America and the State of New York, in each case which in our experience are normally applicable to the transactions of the type contemplated by the Underwriting Agreement. For purposes of this opinion, the term “Governmental Authorization” means any consent, approval, authorization, order, permit, license, filing, registration, clearance or qualification of, or with, any

4

statute, order, rule or regulation of any court or governmental agency or body of the State of New York or the United States of America.
          9. The issue and sale of the Securities and the compliance by the Company with all of the provisions of the Securities, the Indenture, the Collateral Documents and the Underwriting Agreement and the performance by the Company of its obligations thereunder will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, (A) any Applicable Law, (B) the agreements identified in Schedule A to this letter, or (C) any judgment, order or decree known to us of any United States federal or New York state government, governmental, regulatory or administrative agency, authority, commission or instrumentality or court having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets; provided, however, that for purposes of clause (A) of this paragraph 9, the term “Applicable Law” shall not include the anti-fraud provisions or disclosure requirements of federal and state securities laws.
          10. Under the laws of the State of New York relating to submission to jurisdiction, the Company has, pursuant to Section 12 of the Underwriting Agreement, validly and irrevocably submitted to the personal jurisdiction of any state or federal court located in the State of New York, in any action arising out of or relating to the Underwriting Agreement or the transactions contemplated by the Underwriting Agreement, and has validly and irrevocably appointed the Authorized Agent as its authorized agent for the purpose described in the Underwriting Agreement and the Indenture; and service of process effected on such agent in the manner set forth therein will be effective to confer valid personal jurisdiction over the Company. This opinion (10) is subject to the qualification that we express no opinion as to the enforceability of forum selection clauses in the federal courts.
*      *     *
          We have participated in the preparation of the Registration Statement and the Prospectus (except that we have not participated in the preparation of the documents incorporated by reference in the Registration Statement and the Prospectus) and in conferences with officers and other representatives of the Company, representatives of the independent chartered accountants for the Company, and Representatives of the Underwriters, at which the contents of the Registration Statement, the Prospectus and related matters were discussed and, although the limitations inherent in the independent verification of factual matters and in the role of outside counsel are such that we have not undertaken to investigate or verify independently, and do not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except for those referred to in paragraphs 3, 4, 6 and 7 above, on the basis of the foregoing, no facts have come to our attention that led us to believe that (A) at its effective date and as of the Execution Time, the Registration Statement (other than the financial statements, financial statement schedules and other financial data either contained or incorporated in or omitted from the Registration Statement, the

5

Form T-1 and the information derived from the reports of William P. Armstrong, P. Eng., Dan Gurtler, AIMM, and Colin McKenny, P. Geol. included or incorporated by reference in the Registration Statement as to which we express no such belief) contained an untrue statement of a material fact or omitted to state a material fact required to be stated in the Registration Statement or necessary to make the statements therein not misleading or (B) as of its date and as of the Closing Date, the Prospectus (other than the financial statements, financial statement schedules and other financial data, either contained or incorporated in or omitted from the Registration Statement and the information derived from the reports of William P. Armstrong, P. Eng., Dan Gurtler, AIMM, and Colin McKenny, P. Geol. included or incorporated by reference in the Prospectus, as to which we express no such belief) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements in the Prospectus, in the light of the circumstances under which they were made, not misleading; we do not know of any contracts or other documents which are required to be filed as an exhibit to the Registration Statement, which are not filed as required.
          The opinions expressed herein are limited to the federal laws, rules and regulations of the United States, the laws, rules and regulations of the State of New York, and we express no opinion as to the effect of the laws of any other jurisdiction. Our opinions are rendered only with respect to the laws and the rules, regulations and orders under them, which are currently in effect.
*      *     *
          This letter is furnished by us solely for your benefit in connection with the transactions referred to in the Underwriting Agreement relating to the issuance and sale of the Securities and is not to be used, circulated, quoted or otherwise referred to for any other purpose or relied upon by any person other than you without our prior written consent.
Very truly yours,
PAUL, WEISS, RIFKIND, WHARTON & GARRISON LLP

6

SCHEDULE A

[List of agreements referenced in paragraph 9]

Annex C
[Form of Canadian Counsel Opinion of the Company]
                    , 20___
[Lead Underwriter]
[                    ]
as Representative(s) of the several Underwriters
c/o [Lead Underwriter]
[Address]
Dear Sirs:

Re:	Teck Cominco Limited -
Offering of % Notes due , 20
          We have acted as Canadian counsel for Teck Cominco Limited (the “Company”) in connection with the issue by the Company and the purchase by                      (the “Underwriters”) pursuant to an underwriting agreement (the “Underwriting Agreement”) dated                     , 20      between the Underwriters and the Company of US$                     aggregate principal amount of      % Notes due                     , 20      of the Company (the “Securities”).
          Unless otherwise specifically stated herein, all terms used herein which are defined in the Underwriting Agreement have the respective meanings ascribed to them in the Underwriting Agreement.
          As Canadian counsel for the Company and jointly with, among others, Messrs. Paul, Weiss, Rifkind, Wharton & Garrison LLP, United States counsel for the Company, and Messrs. Shearman & Sterling LLP, United States counsel for the Underwriters, we assisted in the preparation of, among other things:
(a)	the preliminary shelf prospectus of the Company dated June 16, 2005 and the final shelf prospectus of the Company dated June 23, 2005 (the “Canadian Shelf Prospectus”), the prospectus supplement dated , 20 (the “Prospectus Supplement”) filed by the Company with the British Columbia Securities Commission (the “Reviewing

Authority”) in accordance with the procedures established pursuant to National Instruments 44-101 and 44-102 (collectively, the “Shelf Procedures”) (the Canadian Shelf Prospectus, for which a receipt has been obtained from the Reviewing Authority, together with the documents incorporated by reference therein and the information deemed to be incorporated by reference therein pursuant to the Shelf Procedures, including the Prospectus Supplement, being hereinafter referred to as the “Canadian Prospectus”);

(b)	the registration statement on Form F-10 (Registration No. 333-125849) filed by the Company with the United States Securities and Exchange Commission (the “SEC”) on June 16, 2005, and Amendment No. 1 to such Form F-10 as filed by the Company with the SEC on June 23, 2005 and copies of the related prospectuses (the registration statement on Form F-10, as amended by Amendment No. 1 to such Form F-10, including the exhibits thereto, and the documents incorporated by reference therein, as amended at the time it became effective and including the information deemed to be part thereof pursuant to the Shelf Procedures being hereinafter referred to as the “Registration Statement”, and the prospectus supplement dated , 20 and the final shelf prospectus dated June 23, 2005 in the form filed by the Company with the SEC, including the documents incorporated by reference therein, being hereinafter referred to as the “U.S. Prospectus”);

(c)	the Underwriting Agreement;

(d)	the trust indenture (the “Indenture”) made as of September 12, 2002 between the Company and The Bank of New York, as trustee (the “Trustee”);

(e)	the note (the “Cominco Note A”) dated , 20 in the principal amount of US$ issued by Teck Cominco Metals Ltd. in favour of the Company;

(f)	the note (the “Cominco Note B”) dated , 20 in the principal amount of US$ issued by Teck Cominco Metals Ltd. in favour of the Company (the Cominco Note A and the Cominco Note B are hereinafter collectively referred to as the “Cominco Notes”); and

(g)	the pledge agreement (the “Pledge Agreement”) dated , 20 executed by the Company and Teck Cominco Metals Ltd. in favour of the Trustee;

(the Cominco Notes and the Pledge Agreement are sometimes collectively referred to herein as the “Collateral Documents”)

(the Underwriting Agreement, the Securities, the Indenture and the Collateral Documents are sometimes collectively referred to herein as the “Transaction Documents”).
          This opinion is delivered to you pursuant to paragraph 5(h) of the Underwriting Agreement.
          In connection with the opinions hereinafter expressed, we have considered such questions of law and we have examined such statutes and regulations, corporate records, certificates and other documents as we have deemed relevant and necessary as the basis for the opinions hereinafter set forth. As to various matters of fact material to this opinion that were not independently established and none of which we believe are untrue, we have relied upon certificates of status and compliance and certificates of officers of the Company, copies of which have been delivered to you. In all of our examinations, we have assumed the genuineness of all signatures and the authenticity of all documents submitted to us as originals and the conformity to authentic original documents of all documents submitted to us as certified or photostatic (or similarly reproduced) copies.
          We are solicitors qualified to carry on the practice of law in the Provinces of Ontario and British Columbia. Accordingly, our opinions herein are restricted to the laws of the Provinces of Ontario and British Columbia and the federal laws of Canada applicable therein.
          Whenever an opinion set forth herein with respect to the existence or absence of facts is qualified by the phrase “to our knowledge” or words to like effect, and is not further qualified as to the basis of such knowledge, it is intended to indicate that in the course of our representation of the Company on various matters, including in the course of performing the due diligence investigation we deemed necessary for this transaction, and as a result of inquiries made of the officers providing the certificates referred to above and made of various officers of the Company, no information has come to our attention that has given us actual knowledge of the existence or absence of such facts. Except to the extent set forth above or as otherwise expressly set forth herein, we have not undertaken any independent investigations or searches to determine the existence or absence of such facts and no inference as to our knowledge of the existence or absence of such facts should be drawn from our representation of the Company.
          Although we express no legal opinion in respect of any matter under the laws of the Province of Nova Scotia, with your concurrence, we have performed searches of Cominco Nova Scotia Company on                     , 20      in the Nova Scotia Personal Property Registry, which searches indicate no registrations against Cominco Nova Scotia Company, as debtor.
          For the purposes of our opinion in paragraph 5 hereof, we have assumed that the Securities are in the form of the specimen security reviewed by us on the date hereof, with particulars as to registration, aggregate principal amount and date duly completed, and that the Securities have been duly authenticated by the Trustee.
          Our opinions in paragraph 7 below with respect to the enforceability of the Collateral Documents delivered today are subject to the following:
(a)	enforcement may be limited by laws of general application affecting creditors’ rights, including without limitation, the common law with respect to lender’s obligations (such as the obligation of a lender to act reasonably and in good faith), the Personal Property Security Act (British Columbia) (the “PPSA”), and bankruptcy, insolvency, reorganization, arrangement, winding-up, moratorium and limitation of action laws;

(b)	enforcement is subject to general equitable principles, including the fact that the availability of equitable remedies, such as injunctive relief and specific performance, is in the discretion of a court;

(c)	any provision which imposes an obligation upon the Company to pay costs and expenses of enforcement are subject to the discretion of the court in awarding costs;

(d)	enforcement of the Collateral Documents may be limited by the fact that a judgment of a Canadian court may be awarded only in Canadian currency;

(e)	the Trustee may be required to give the Company a reasonable time to repay following a demand for payment prior to taking any action to enforce its right of repayment or before exercising any of the rights and remedies expressed to be exercisable by the Trustee in the Collateral Documents;

(f)	we express no opinion as to the enforceability of any provision of the Collateral Documents which:
(i)	purports to establish evidentiary standards;

(ii)	purports to waive or effect any rights to notices;

(iii)	relates to the delay or omission of the enforcement of remedies by or on behalf of the Trustee; or

(iv)	purports to sever invalid, ineffective or unenforceable provisions; and
(g)	the enforceability of any indemnity provision in the Pledge Agreement may be limited by applicable law to the extent it directly or indirectly relates to liabilities imposed on the Trustee by law for which it would be contrary to public policy to require the Company to indemnify the Trustee.
          Our opinion in paragraph 8 below is subject to the following:
(a)	we express no opinion as to the creation or perfection of a security interest in any collateral to the extent that such collateral is not identifiable or traceable; and

(b)	we express no opinion as to the creation or perfection of any security interest with respect to any property for which, pursuant to applicable conflicts rules (including, without limitation, the conflict rules of the PPSA), the validity, perfection and effect of perfection are governed by the laws of a jurisdiction other than British Columbia; and
          In expressing the opinion in paragraph 11(i) with respect to conflicts, with breaches or violations of any of the agreements identified in Annex II, we have, with your concurrence, relied in part upon a certificate of an officer of the Company that confirms that the issuance and sale of the Securities and compliance by the Company with the terms thereof will not conflict with or result in a breach or violation of, or constitute a default under, any of the financial ratios, calculations or tests contained in the agreements identified in Annex II.
          In expressing the opinions in paragraphs 14 and 15, we have, with your concurrence, for the purposes of determining how the Reviewing Authority interprets and applies such law, rules and regulations, reviewed only the written policies, blanket orders and rulings of the

Reviewing Authority and matters raised by the staff of the Reviewing Authority in connection with the filing of the Canadian Prospectus. Further, the opinion expressed in paragraph 14 is limited to responsiveness of the said documents incorporated by reference to the applicable form requirements thereof in British Columbia and does not constitute an opinion as to the accuracy of the disclosure made in response to such form requirements or the extent to which such disclosure constitutes all material information required to be disclosed in response thereto. The opinion expressed in paragraph 15 is limited to the responsiveness of the Canadian Prospectus to the applicable form requirements for short form prospectuses in British Columbia and does not constitute an opinion as to the accuracy of the disclosure made in response to such form requirements or to the extent to which such disclosure constitutes all material information required to be disclosed in response thereto.
          Based and relying upon and subject to the foregoing, we are of the opinion that:
          1. Each of the Company, the subsidiaries and the partnership listed in Annex I hereto (each a “Canadian Subsidiary” and collectively, the “Canadian Subsidiaries”) has been incorporated, amalgamated or formed, as the case may be, and is existing as a corporation or partnership under the laws of its jurisdiction of incorporation, amalgamation or formation, as the case may be, in the case of the Canadian Subsidiaries that are corporations, with the corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Prospectuses, and, in the case of Cominco Mining Partnership, with the power and authority to carry on business in the Province of British Columbia, and, based solely on a certificate of an officer of the Company as to the jurisdictions in which the Company, each of the Canadian Subsidiaries that is a corporation, carries on business, and is registered to carry on business as an extra-provincial corporation under the laws of each jurisdiction in Canada which requires such registration.
          2. The authorized capital of the Company consists of an unlimited number of Class A common shares, Class B subordinate voting shares and preference shares without nominal or par value. Based solely on a certificate of the transfer agent of the Company, as at                     , 20     , there were                      Class A common shares and                      Class B subordinate voting shares.                      Preference Shares Series 1 and       Preference Shares Series 2 are issued and outstanding.
          3. All of the issued and outstanding shares in the capital of each of the Canadian Subsidiaries that are corporations have been duly and validly authorized and issued, are fully paid and non-assessable and, based solely on our searches of the corporate records of the Canadian Subsidiaries that are corporations, a certificate of an officer of the Company and the results of our searches of the Company performed on                     , 20      in the British Columbia Personal Property Registry (the “Registry”), the Company is the registered holder of all of the shares in the capital of each of the Canadian Subsidiaries that are corporations, free and clear of any registered security interest. The sole partners of Cominco Mining Partnership are Teck Cominco Metals Ltd. and Cominco Nova Scotia Company. Based solely on a certificate of an officer of Teck Cominco Metals Ltd. and the results of our searches of Teck Cominco Metals Ltd. performed on                     , 20      in the Registry, the partnership interest of Teck Cominco Metals Ltd. in Cominco Mining Partnership is held free and clear of any registered security interest.
          4. The Underwriting Agreement has been duly authorized and, to the extent the execution and delivery thereof are matters governed by the laws of the Province of British Columbia or the federal laws of Canada applicable therein, executed and delivered by the Company.
          5. The Securities have been duly authorized and issued by the Company and, assuming that the Securities have been duly authenticated by the Trustee in the manner described in the Indenture and under New York law, the Securities have been, to the extent execution and delivery thereof are matters governed by the laws of the Province of British Columbia or the federal laws of Canada applicable therein, executed and delivered by the Company; the Securities are in the form contemplated by the Indenture and conform in all material respects to the description thereof in the Prospectuses.
          6. The Indenture has been duly authorized and, to the extent the execution and delivery thereof are matters governed by the laws of the Province of British Columbia or the federal laws of Canada applicable therein, executed and delivered by the Company; the Indenture conforms in all material respects to the description thereof in the Prospectuses.
          7. Each of the Collateral Documents has been duly authorized, and, to the extent the execution and delivery thereof are matters governed by the laws of the Province of British Columbia or the federal laws of Canada applicable therein, executed and delivered, and constitutes a legal, valid and binding instrument enforceable against the Company and Teck Cominco Metals Ltd., in the case of the Pledge Agreement, and against Teck Cominco Metals Ltd., in the case of the Cominco Notes in each case in accordance with its terms.
          8. The Pledge Agreement creates a valid security interest in favour of the Trustee in the Pledged Documents (as defined therein) in which the Company now has rights, and is sufficient to create a valid security interest in favour of the Trustee in any Pledged Documents in which the Company hereafter acquires rights when those rights are acquired by the Company, in each case to secure payment and performance of the obligations of the Company under the Indenture and the Securities.
          9. A financing statement in respect of the security interests created by the Pledge Agreement was registered in the Registry on                     , 20     , and designated base registration No.                     . The registration will expire on                     , 20     , unless registration is renewed on or before that date. Renewal is the responsibility of the secured party. Renewal is required notwithstanding seizure, repossession or commencement of litigation.
          10. No other filings or registrations of or with respect to the Pledge Agreement in any offices of public record in British Columbia are necessary at this time to preserve or perfect the mortgages, charges and security interests created by the Pledge Agreement; however, additional filings or registrations may become necessary in the circumstances set out in Annex III hereto.
          11. The execution, delivery and performance by the Company of each of the Transaction Documents, the issuance and sale of the Securities and compliance by the Company with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under the agreements identified in Annex II hereto, assuming for purposes of this opinion that any such agreement which is not governed by the laws of the Provinces of Ontario or British Columbia and the federal laws of Canada applicable therein is governed by the laws of the Province of British Columbia and the federal laws of Canada applicable therein, (ii) result in any violation of the provisions of the articles or by-laws (or equivalent constating documents) or partnership agreement of the Company or any of its Canadian Subsidiaries, as the case may be, or (iii) result in the violation of any Canadian federal or British Columbia provincial law or any rule or regulation of any Canadian federal or British Columbia provincial government, governmental, regulatory or administrative agency, authority, commission or instrumentality having jurisdiction over the Company or any of its Canadian Subsidiaries or any of their properties or assets, or (iv) based solely on the results of our litigation searches of the Company relating to the period 1992 to                     , 20      performed on                     , 20      in the Vancouver, New Westminster and Prince George Registries of the Supreme Court of British Columbia and the British Columbia Court of Appeal, result in the violation of any judgment or order of any court having jurisdiction over the Company or any of its Canadian

Subsidiaries or any of their properties or assets, or (v) based solely on the results of our search performed on                     , 20      of the cease trade order database of the Reviewing Authority result in the violation of any order of the Reviewing Authority.
          12. No consent, approval, authorization, order, registration or qualification of or with any Canadian federal or British Columbia provincial government, governmental, regulatory or administrative agency, authority, commission or instrumentality or court having jurisdiction over the Company or any of its Canadian Subsidiaries or any of their properties or assets is required for the execution, delivery and performance by the Company of each of the Transaction Documents, the issuance and sale of the Securities and compliance by the Company with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents, except such as have been obtained under the Canada Business Corporations Act (“CBCA”), the Business Corporations Act (British Columbia) (the “BCBCA”) and applicable British Columbia Securities Laws, and, if required in connection with an exempt distribution of the Securities in Canada, except for the filing of reports of exempt distribution and the payment of required fees in accordance with applicable Canadian securities legislation.
          13. The Canadian Prospectus and the U.S. Prospectus and each document incorporated by reference therein have been duly approved by the board of directors of the Company where necessary or appropriate under the CBCA and applicable British Columbia Securities Laws; the filing of the Canadian Prospectus with the Reviewing Authority and the filing of the Registration Statement with the SEC have, in each case, been duly authorized by and on behalf of the Company; the Registration Statement has been duly executed pursuant to such authorization by and on behalf of the Company; and the Canadian Prospectus has been duly signed by the Chief Executive Officer, Chief Financial Officer and two directors of the Company pursuant to such authorization and in accordance with applicable British Columbia Securities Laws.
          14. The documents incorporated by reference in the Canadian Prospectus and the U.S. Prospectus (other than the financial statements and related reports thereon or schedules and other financial or accounting data included or incorporated by reference therein or omitted therefrom, as to which such counsel need express no opinion), as of their respective dates and the dates they were filed with the Reviewing Authority, appear on their face to be appropriately responsive in all material respects with the requirements of the applicable British Columbia Securities Laws as interpreted and applied by the Reviewing Authority.

          15. The Company has received appropriate receipts from the Reviewing Authority for the Canadian Prospectus under the applicable British Columbia Securities Laws and to our knowledge, the Reviewing Authority has not revoked any such receipts and except as have been obtained under the CBCA and the BCBCA, and, if required in connection with an exempt distribution of the Securities in Canada, except for the filing of reports of exempt distribution and the payment of required fees in accordance with applicable Canadian securities legislation, no other consent, approval, authorization or filing with or order of any court or government agency or body of Canada, or the Province of British Columbia is required in connection with the issue and sale of the Securities; based solely on the results of our search performed on                     , 20      of the cease trade order database of the Reviewing Authority and on verbal advice of the staff of the Reviewing Authority received on                     , 20     , no order having the effect of ceasing or suspending the distribution of the Securities has been issued by the Reviewing Authority and served on the Company and, to our knowledge, no proceedings for that purpose have been initiated and notice thereof given to the Company by the Reviewing Authority; the Canadian Prospectus (other than the financial statements and related reports thereon or schedules and other financial or accounting data included or incorporated by reference therein or omitted therefrom, as to which such counsel need express no opinion) appears on its face to be appropriately responsive in all material respects with the requirements of the applicable British Columbia Securities Laws, including the Shelf Procedures, as interpreted and applied by the Reviewing Authority; provided that we express no opinion as to whether the Canadian Prospectus and the documents incorporated by reference therein constitute full, true and plain disclosure of all material facts relating to the Securities.
          16. The summary of Canadian federal income taxation set forth in the Canadian Prospectus relating to the offering of the Securities under the heading “Certain Income Tax Considerations - Certain Canadian Federal Income Tax Considerations” is accurate.
          17. A court of competent jurisdiction in the Province of British Columbia (a “Canadian Court”) would, to the extent specifically pleaded and proved as a fact by expert evidence, give effect to the choice of the law of the State of New York (“New York law”) as the proper law governing the Indenture, the Underwriting Agreement and the Securities, provided that such choice of law is bona fide (in the sense that it was not made with a view to avoiding the consequences of the laws of any other jurisdiction) and provided that such choice of law is not contrary to public policy, as that term is applied by a Canadian Court. In our opinion, there are no reasons under the laws of the Province of British Columbia or the federal laws of

Canada applicable therein for avoiding the choice of New York law to govern the Indenture, the Underwriting Agreement and the Securities.
          18. In an action on a final and conclusive judgment for a fixed sum of money of any federal or state court in the State of New York (a “New York Court”) that is not impeachable as void or voidable under New York law, a Canadian Court (A) would not refuse to recognize the jurisdiction of the court rendering such judgment on the basis of process being served on CT Corporation System as the agent of the Company to receive service of process in the United States under the Indenture and the Underwriting Agreement provided that the provisions of the Indenture and the Underwriting Agreement by which the Company agrees to process being served on CT Corporation System are legally binding upon and enforceable against the Company, the Company has not purported to revoke the appointment or CT Corporation System has not terminated the agency or otherwise rendered service on it ineffective and (B) would give effect to the provisions in the Indenture and the Underwriting Agreement whereby the Company submits to the non-exclusive jurisdiction of a New York Court.
          19. If the Indenture, the Underwriting Agreement, or the Securities are sought to be enforced in the Province of British Columbia in accordance with the laws applicable thereto as chosen by the parties, namely New York Law, a Canadian Court would, subject to paragraph 18 above and to the extent specifically pleaded and proved as a fact by expert evidence, recognize the choice of New York law and, upon appropriate evidence as to such law being adduced, apply such law to all issues that under the conflict of laws rules of the Province of British Columbia are to be determined in accordance with the proper or general law of a contract, provided that none of the provisions of the Indenture, the Underwriting Agreement or the Securities, or of New York Law, are contrary to public policy (as that term is applied by a Canadian Court) and that the Canadian Court will not apply any provision of New York law which a Canadian Court would characterize as revenue, expropriatory, penal or similar laws; provided however, that, in matters of procedure, the laws of the Province of British Columbia will be applied, including the Limitations Act (British Columbia), and a Canadian Court will retain discretion to decline to hear such action if it is contrary to public policy (as that term is applied by a Canadian Court) for it to do so, or if it is not the proper forum to hear such an action, or if concurrent proceedings are being brought elsewhere. In our opinion, there are no reasons under the laws of the Province of British Columbia or the federal laws of Canada applicable therein and no reasons, to our knowledge, with respect to the application of New York law by a Canadian Court, for avoiding enforcement of the Indenture, the Underwriting Agreement or the Securities, based on public policy (as that term is applied by a Canadian Court).

          20. The laws of the Province of British Columbia and the federal laws of Canada applicable therein permit an action to be brought against the Company in a Canadian Court on a final and conclusive judgment against the Company in personam for a fixed sum of money of a New York Court that is subsisting and unsatisfied respecting the enforcement of the Indenture, the Underwriting Agreement or the Securities that has not been stayed and is not impeachable as void or voidable under New York law for a sum certain provided that: (A) either there was a real and substantial connection between the parties, the cause of action and the State of New York or the Company attorned to the jurisdiction of the New York Court; (B) such judgment was not obtained by fraud or in a manner contrary to natural justice, or contrary to any order made by the Attorney General of Canada under the Foreign Extraterritorial Measures Act (Canada) or by the Competition Tribunal under the Competition Act (Canada) and the enforcement thereof would not be inconsistent with public policy (as such term is applied by a Canadian Court); (C) the enforcement of such judgment does not constitute, directly or indirectly, the enforcement of foreign revenue, expropriatory or penal laws or other laws of a public nature; (D) a dispute between the same parties based on the same subject matter has not given rise to a decision of the Canadian Court or been decided by a foreign authority and the decision meets the necessary conditions for recognition under the laws of the Province of British Columbia; (E) the action to enforce such judgment is commenced within applicable limitation periods; (F) under the Currency Act (Canada), a Canadian Court may only give judgment in Canadian dollars; (G) a court rendering such judgment had jurisdiction over the judgment debtor as recognized by the courts of the Province of British Columbia (in our opinion, submission under the provisions of the Indenture, the Underwriting Agreement and the Securities to the jurisdiction of a New York Court will be sufficient for this purpose) and the judgment debtor was properly served in the action leading to such judgment; and (H) interest or other amounts payable on the Securities is not characterized by the Canadian Court as interest payable at a criminal rate with the meaning of Section 347 of the Criminal Code (Canada); (I) no new admissible evidence relevant to the action is discovered prior to rendering of judgment by the Canadian Court; (J) the enforcement of the judgment is subject to general principles of equity, including, without limitation, the availability of defences such as laches, waiver or estoppel and the power of the Canadian Court to stay proceedings before it and execution of judgments; (K) the enforcement in British Columbia of a judgment of a New York Court is subject to the effect of bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws relating to or affecting the rights of creditors generally; (L) if the judgment of the New York Court included an interest component, such interest component to the date of the New York Court judgment would be included in the principal amount of the

Canadian Court judgment in respect thereof, with interest accruing on the amount of the New York Court judgment from the date thereof to the date of the Canadian Court judgment at the British Columbia pre-judgment interest rate and from the date of the Canadian Court judgment at the British Columbia post-judgment interest rate; (M) in the case of a judgment obtained by default there has been no manifest error going to the root of the judgment; (N) a Canadian Court may stay an action if an appeal is pending or the time for appeal has not expired; (O) the Company is validly served with the process of the Canadian Court or has appeared to such process according to the internal laws of the Province of British Columbia; and (P) if in considering the enforcement of such judgment, the limitation law of the State of New York is, for the purposes of private international law, classified as procedural by the Canadian Court that court may apply the Limitation Act (British Columbia) or the limitation law of the State of New York if a more just result is produced. In our opinion, there are no reasons under the present laws of the Province of British Columbia or the federal laws of Canada applicable therein for avoiding recognition of judgments of a New York Court under the Indenture, the Underwriting Agreement or the Securities based on public policy, as that term is applied by a Canadian Court.
          21. Based solely on a certificate of no default for the Company dated                     , 20      issued by the Reviewing Authority, the Company is a “reporting issuer” not in default of filing financial statements or paying prescribed fees under the Securities Act (British Columbia) and regulations thereunder.
          22. The Company is eligible to file a short form prospectus with the Reviewing Authority in respect of the Securities and to use the Shelf Procedures as described in National Instrument 44-102.
          23. The Indenture and the issuance of the Securities thereunder are exempt from Part VIII of the CBCA and Part 3, Division 8 of the BCBCA, pursuant to exemption orders obtained under the provisions of the CBCA and the BCBCA, respectively; and no registration, filing or recording of the Indenture under the laws of the Province of British Columbia or the federal laws of Canada applicable therein is necessary in order to preserve or protect the validity or enforceability of the Indenture or the Securities issued thereunder.
          24. The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under the Underwriting Agreement, the Securities, the Collateral Documents and the Indenture.

          25. The form of definitive global security representing the Securities and the forms of the Cominco Notes have been duly approved and adopted by the Company and Teck Cominco Metals Ltd., as applicable.
          26. The statements included or incorporated by reference in the Registration Statement under the heading “Indemnification” fairly describe the by-laws of the Company and the provisions of the CBCA summarized therein.
          27. No stamp duty, registration or documentary taxes, duties or similar charges are payable under the laws of the Province of British Columbia or the federal laws of Canada applicable therein in connection with the creation, issuance and delivery to the Underwriters of the Securities or the authorization, execution and delivery of the Indenture and the Underwriting Agreement.
          28. There are no reports or other information that in accordance with the requirements of the Reviewing Authority must be made publicly available in connection with the offering of the Securities that have not been made publicly available as required; and based solely on a certificate of an officer of the Company, there are no material contracts required to be filed with the Reviewing Authority in connection with the Canadian Prospectus that have not been filed as required.
          29. The offering, issue and sale of the Securities by the Company or the initial resale by the Underwriters in accordance with the Underwriting Agreement is exempt from the prospectus requirements of applicable Canadian securities laws and no other documents are required to be filed, proceedings taken or approvals, permits, consents or authorizations of regulatory authorities required to be made, taken or obtained under such laws to permit such issuance and sale by the Company or by or through persons permitted to sell the Securities under such laws, other than the filing by or on behalf of the Company, within the prescribed time period, of a report of exempt distribution on Form 45-106FI, together with the requisite filing fees, prepared and executed in accordance with such laws.
          This opinion is delivered to the addressees pursuant to the Company’s request in connection with the closing of the above-referenced transaction and may be relied upon by the addressees in connection therewith but not by any other person or entity or by anyone for any other purpose, nor may it be copied or quoted by persons other than the addressees or distributed to persons other than the addressees without our prior written consent.
          Yours truly,

ANNEX I
Subsidiaries of Teck Cominco Limited
Teck Cominco Metals Ltd. (Canada)
Teck-Hemlo Inc. (Ontario)
Teck-Bullmoose Coal Inc. (British Columbia)
TeckGold Limited (Canada)
Cominco Mining Partnership (British Columbia)

ANNEX II
List of Material Agreements

     [to be completed upon the signing of an underwriting agreement]

ANNEX III
Financing Change Statements
          The registration by a secured party (the “Secured Party”) of financing change statements (“Financing Change Statements”) as contemplated by the PPSA is necessary to establish or preserve the priority of a security interest in the following circumstances:
(a)	within 15 days after the Secured Party obtains knowledge of a change of name of a debtor named in a financing statement (a “Debtor”);

(b)	within 15 days after a Debtor transfers all or part of its interest in any of the collateral with the consent of the Secured Party and, in any event, within 15 days after the Secured Party obtains knowledge that all or part of the Debtor’s interest in any of the collateral has been transferred (which may include transfer by operation of law); and

(c)	if any collateral which is serial numbered goods (as defined in the regulations to the PPSA) but is not described by serial number in a financing statement is not or ceases to be inventory.
Registering Financing Change Statements as contemplated by the PPSA may be desirable:
(a)	if the Secured Party transfers all or part of the security interest to another person; or

(b)	if the Secured Party changes its name or address.
The Secured Party must send a copy of any Financing Change Statement to a Debtor within 20 days after registering it unless a Debtor has waived this right in writing.
Unauthorized Discharges
          If the registration of a financing statement is discharged without authorization or in error, the perfection and priority of the Secured Party’s security interest will be adversely affected. These consequences may be mitigated by re-registering the security interest with the Registry immediately and, in any event, within 30 days after such discharge.

                         , 20
Dear Sirs:
Re:     Teck Cominco Limited —
Offering of      % Notes due                     , 20
          We have acted as Canadian counsel for Teck Cominco Limited (the “Company”) in connection with the issue by the Company and the purchase by                      (the “Underwriters”) pursuant to an underwriting agreement (the “Underwriting Agreement”) dated                     , 20      between the Underwriters and the Company of US$                     aggregate principal amount of      % Notes due                     , 20___ of the Company (the “Securities”). This letter is being delivered to you pursuant to paragraph 5(h) of the Underwriting Agreement.
          Unless otherwise specifically stated herein, all terms used herein which are defined in the Underwriting Agreement have the respective meanings ascribed to them in the Underwriting Agreement.
          As such counsel we have participated in the preparation of:
          (a) the preliminary shelf prospectus of the Company dated June 16, 2005 and the final shelf prospectus of the Company dated June 23, 2005 (the “Canadian Shelf Prospectus”), the prospectus supplement dated                     , 20___ (the “Prospectus Supplement”) filed by the Company with the British Columbia Securities Commission (the “Reviewing Authority”) in accordance with the procedures established pursuant to National Instruments 44-101 and 44-102 (collectively, the “Shelf Procedures”) (the Canadian Shelf Prospectus, for which a receipt has been obtained from the Reviewing Authority, together with the documents incorporated by reference therein and the information deemed to be incorporated by reference therein pursuant to the Shelf Procedures, including the Prospectus Supplement, being hereinafter referred to as the “Canadian Prospectus”); and
          (b) the registration statement on Form F-10 (Registration No. 333-125849) filed by the Company with the United States Securities and Exchange Commission (the “SEC”) on June 16, 2005 and Amendment No. 1 to such Form F-10 as filed by the Company with the SEC on June 23, 2005 and copies of the related prospectuses (the registration statement on Form F-10, as amended by Amendment

No. 1 to such Form F-10, including the exhibits thereto, and the documents incorporated by reference therein, as amended at the time it became effective and including the information deemed to be part thereof pursuant to the Shelf Procedures being hereinafter referred to as the “Registration Statement”, and the prospectus supplement dated                     , 20       and the final shelf prospectus dated June 23, 2005 in the form filed by the Company with the SEC, including the documents incorporated by reference therein, being hereinafter referred to as the “U.S. Prospectus”).
     The Canadian Prospectus and the U.S. Prospectus are collectively referred to herein as the “Prospectuses”.
     We have participated in discussions with officers of the Company, representatives of PricewaterhouseCoopers LLP and representatives of the Underwriters at which the contents of the Registration Statement, the Prospectuses and related matters were discussed. The documents incorporated by reference in the Canadian Prospectus were prepared by the Company without our participation. The limitations inherent in the independent verification of factual matters are such that we have not undertaken to investigate or verify independently, and we do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Prospectuses, except for those referred to in paragraphs 16 and 26 of our opinion in respect of the offering of the Securities dated the date hereof.
     We advise you that, subject to the limitations set forth in the preceding paragraph, on the basis of the information we gained in the course of performing the services referred to above, no facts have come to our attention that gave us reason to believe that as of their date or as of the Closing Date, the Prospectuses (other than the financial statements, financial statement schedules and other financial data, either contained in, incorporated in or omitted from the Prospectuses, as to which we have not been requested to comment) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements in the Prospectuses, in the light of the circumstances under which they were made, not misleading.
     This opinion is delivered to the addressees pursuant to the Company’s request in connection with the closing of the above-referenced transaction and may be relied upon by the addressees in connection therewith but not by any other person or entity or by anyone for any other purpose, nor may it be copied or quoted by persons other than the addressees or distributed to persons other than the addressees without our prior written consent.
     Yours truly,